UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 22, 2022

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 East Orangewood Avenue, Suite 500

Anaheim, California 92806

(Address of principal executive offices) (Zip Code)

(714) 462-4880

(Registrant’s telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, the Board of Directors of BioCorRx Inc. (the “Company”) approved and adopted the BioCorRx Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”), which provides for the grant of distribution equivalent rights, incentive share options, non qualified share options, performance unit awards, restricted share awards, restricted share unit awards, share appreciation rights, tandem share appreciation rights, unrestricted share awards or any combination of the foregoing to the Company’s employees, directors and consultants who are natural persons who provide services to the Company not related to capital raising or promoting or maintaining a market for the Company’s common stock.

The maximum number of the Company’s shares of common stock, par value $0.001 per share, initially reserved and available for issuance under the 2022 Plan is 695,000 shares. The sum of the grant date fair value of equity-based awards and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $300,000.

No further awards shall be granted under the Company’s 2018 Equity Incentive Plan, but all outstanding awards previously granted under that plan shall remain outstanding and subject to the plan’s terms.  To the extent that an award under the 2018 Equity Incentive Plan ceases to be exercisable for any reason, any shares of common stock subject to such award shall again be available for the grant of a new award under the 2022 Plan.

The foregoing summary of the 2022 Plan is qualified in all respects by the full text of the 2022 Plan included as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein.

Exhibit No.	Description

10.1	BioCorRx Inc. 2022 Omnibus Securities and Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BioCorRx Inc.

Date: April 28, 2022	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Executive Officer

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